Acquisition	12 Months Ended
Dec. 31, 2016
Business Combinations [Abstract]
Acquisition
Acquisition

The Company entered into and consummated the Purchase Agreement on April 17, 2015, among the Company and certain of its subsidiaries, Accountable Health Solutions, Inc. (the "Seller" or "AHS") and Accountable Health, Inc. ("Shareholder") (the "Acquisition"). Pursuant to the Purchase Agreement, the Company has acquired the assets and certain liabilities representing the health and wellness business of the Seller for approximately $7.0 million - $4.0 million in cash and 433,333 shares of the Company’s common stock, $0.04 par value, with a value of $3.0 million, which was subject to a working capital adjustment as described in the Purchase Agreement. At the closing of the Purchase Agreement, the Company issued and delivered 371,739 shares of Common Stock to the Shareholder and issued and held back 21,739 shares of Common Stock for the working capital adjustment, which were subsequently released on October 9, 2015, and 39,855 shares of Common Stock for indemnification purposes, which were subsequently released on November 8, 2016. No additional shares will be issued under the terms of the Purchase Agreement. The shares were issued pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, which provides an exemption for private offerings of securities. During the year ended December 31, 2015, the Company recorded transaction costs of $0.8 million in connection with the Acquisition in the consolidated statement of operations.

The Acquisition has expanded the Company's capabilities to deliver telephonic health coaching, wellness portals, and data analytics and reporting services. These factors, combined with the synergies and economies of scale expected from combining the operations of the two companies, were the basis for the Acquisition and comprise the resulting goodwill recorded.

In order to fund the Acquisition, the Company entered into and consummated the Credit Agreement with SWK on April 17, 2015. Refer to Note 9 to the consolidated financial statements for further discussion.

The following table summarizes the net impact to cash, debt, and equity in conjunction with the Acquisition, as of the origination date:

(in thousands)
Credit Agreement	$5,000
Cash consideration	(4,000)
Net proceeds from Credit Agreement	1,000

Term Loan	5,000
Debt discount associated with SWK Warrant #1 (see Note 9)	(2,656)
Derivative liability associated with SWK Warrant #2 (see Note 9)	(908)
Net debt recorded with Acquisition	1,436

Common Stock (6,500,000 shares at $0.04 par)	260

Additional paid-in capital: issuance of shares	2,740
Additional paid-in capital: fair value of SWK Warrant #1 (see Note 9)	2,656
Net increase to APIC with Acquisition	$5,396

The Acquisition was treated as a purchase in accordance with Accounting Standards Codification (ASC) 805, Business Combinations, which requires allocation of the purchase price to the estimated fair values of the assets acquired and liabilities assumed in the transaction. The allocation of purchase price is based on management’s judgment after evaluating several factors, including a valuation assessment.

The allocation of the purchase price was finalized in the first quarter of 2016 and is as follows:

(in thousands)
Accounts receivable, net of allowance of $2	$918
Inventory and other current assets	117
Fixed assets	123
Customer portal (existing technologies)	4,151
Customer relationships	2,097
Goodwill	633
Accounts payable and accrued expenses	(743)
Deferred revenue	(296)
Purchase Price	$7,000

Intangible assets acquired include existing technology in the form of a customer-facing wellness portal and customer relationships. The fair value of the customer relationships acquired was determined using the excess earnings method under the income approach for customer relationships; and the fair value of the wellness portal software was determined using the replacement cost method. The estimated useful life for the wellness portal and customer relationships is 4 years and 8 years, respectively. Amortization is recorded on a straight-line basis over the estimated useful life of the asset. The Company recorded amortization expense as a component of cost of operations of $1.0 million and $0.7 million, respectively, and amortization expense as a component of selling, general and administrative expenses of $0.3 million and $0.2 million, respectively, during the years ended December 31, 2016 and 2015. The goodwill of $0.6 million was recorded in the Company's single reporting unit and is deductible for tax purposes.

The consolidated statement of operations for the year ended December 31, 2016, includes revenues of $11.1 million and $9.6 million for the period from April 17, 2015 (acquisition date) to December 31, 2015. Disclosure of the earnings contribution from AHS is not practicable, as the Company has integrated operations.

The following table provides unaudited pro forma results of operations, as if the acquisition had been in effect for the full year ended December 31, 2015:

December 31, 2015
(in thousands)
Pro forma revenues	$34,996

Pro forma net loss from continuing operations	$(10,847)

These pro forma results are based on estimates and assumptions, which the Company believes are reasonable. They are not the results that would have been realized had the Company been a combined company during the periods presented, nor are they indicative of the consolidated results of operations in future periods. The pro forma results for the year ended December 31, 2015, includes pre-tax adjustments for amortization of intangible assets of $0.3 million and transaction costs of $0.8 million.